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                                                                   EXHIBIT 10.16

                                PROMISSORY NOTE


$900,000.00                                                    November 16, 1998

         FOR VALUE RECEIVED, VSI Enterprises, Inc., a Delaware corporation ("Maker"), promises to pay to the order of Thomson Kernaghan & Co., Ltd. (together with any other holder hereof, ("Payee"), at Payee's address at 75 Lowther Avenue, Toronto, Ontario, Canada M5R1C9 or at such other place as the Payee may from time to time designate in writing, in lawful money of the United States of America, the principal sum of NINE HUNDRED THOUSAND DOLLARS ($900,000.00) together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, said principal and all accrued but unpaid interest being due and payable as set forth below.

         Interest on the principal balance of this Note from time to time outstanding and unpaid shall be computed on the basis of a 360-day year for the actual number of days elapsed at a simple interest rate per annum equal to fourteen percent (14%) commencing on November 16, 1998.

         Principal and all accrued interest hereunder shall be payable on May 16, 1999, except as hereinafter provided. Maker agrees to pay a Three Hundred Thousand Dollar ($300,000.00) installment of principal hereunder on February 16, 1999; provided, however, that failure to pay such installment shall not constitute a default under this Note. If Maker fails to pay such installment when due, Maker shall pay Payee on February 16, 1999, and on the 16th day of each month thereafter until either the installment is paid or this Note is paid in full, liquidated damages in the amount of Thirty Thousand Dollars ($30,000.00). If Maker fails to make a Six Hundred Thousand Dollar ($600,000.00) principal payment on May 16, 1999, Maker shall pay Payee on May 16th 1999, and on the 16th day of each month thereafter until said $600,000 in principal is paid or this Note is paid in full, liquidated damages in the amount of Thirty Thousand Dollars ($30,000). If both installments are still unpaid on May 16, 1999, Maker shall pay Payee on May 16, 1999, and on the 16th day of each month thereafter Sixty thousand dollars ($60,000) as liquidated damages. Said liquidated damages shall be reduced to Thirty Thousand Dollars ($30,000) once the principal balance is reduced down to SIX HUNDRED THOUSAND DOLLARS ($600,000).

         Maker acknowledges that its failure to make the principal payment of Three Hundred Thousand ($300,000) and Six Hundred Thousand ($600,000) when due will cause the Payee to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Note a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

         Maker may prepay this Note in whole or in part at any time without penalty or premium.

         The obligations of Maker under this Note are secured under the provisions of that certain Assignment of Security Interest in Patents, dated as of the date of this Note, by and between Maker and Payee a copy of which is attached hereto as Exhibit A. The maker does hereby represent to Payee that until such time as this Note is paid in full, it will not further encumber the collateral.

         Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

Events of Default.

         The following are Events of Default hereunder:

(a) Any failure by the Maker to pay no later than June 16, 1999, all or any principal or interest or other payment hereunder or any breach of any representation or covenant made by Maker in this Note which relates to any security interests that may be granted by Maker to Payee;


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(b)               If the Maker (i) admits in writing its inability to pay
generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statue of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty
(60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or;

(c) Any failure by the Maker to perform or observe any other agreement, covenant, term or condition contained in this Note or in any other agreement between the Maker and the Payee, and the continuance of such failure or non-performance for fifteen (15) days after receipt by Maker of written notice of such failure.

Remedies on Default.

         If any Event of Default shall occur and be continuing, the holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 3(b) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies for the collection of such principal, interest, and liquidated damages including but not limited to the exercise of all rights and remedies against the Maker and the Patents securing this note.

Waivers and Amendments.

         Neither any provision of this Note nor any performance hereunder may be amended or waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Cumulative Remedies.

         No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

Waivers; Course of Dealing.

         No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

Governing Law:  Consent to Jurisdiction:  Waiver of Jury Trial.

         This Note shall be deemed to be a contract made under the laws of the State of Delaware and shall be governed by, and construed in accordance with, the laws of the State of Delaware. The Maker hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of Delaware in connection with any claim, action or proceeding relating to or for the collection or enforcement of this Note, and hereby waives any defense of forum non conveniens or other claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE MAKER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO OR FOR THE COLLECTION OR ENFORCEMENT OF THIS NOTE.

Collection Costs.


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         In the event that the Payee shall, after the occurrence of an Event of
Default, turn this Note over to an attorney for collection, the Maker shall further be liable for and shall pay to the Payee all collection costs and expenses incurred by the Payee, including reasonable attorneys' fees and expenses; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

         Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Maker, at its executive offices and (ii) if to the Payee, c/o William S. Hechter, at 75 Lowther Avenue, Toronto, Ontario, Canada M5R 1C9.

         THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS IN CONNECTION WITH WHICH THIS NOTE WAS EXECUTED AND DELIVERED AND WHICH ARE CONTEMPLATED BY THE TERMS OF THE AGREEMENT ARE, IN ALL CASES, COMMERCIAL TRANSACTIONS; AND THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL CONSTITUTIONAL RIGHTS IT MAY HAVE AS NOW CONSTITUTED OR HEREAFTER AMENDED, WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS AND ANY AND ALL OTHER RIGHTS IT MAY HAVE, AND THE LENDER MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT OR ITS SUCCESSORS OR ASSIGNS.

         MAKER, FOR ITSELF AND ITS SUCCESSORS OR ASSIGNS AND ALL OTHER PERSONS LIABLE FOR THE PAYMENT OF THIS NOTE, WAIVES PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, AND NOTICE OF DEMAND, DISHONOR, PROTEST, AND NONPAYMENT, AND CONSENTS TO ANY AND ALL RENEWALS, EXTENSIONS OR MODIFICATIONS THAT MIGHT BE MADE BY PAYEE AS TO THE TIME OF PAYMENT OF THIS NOTE FROM TIME TO TIME, AND FURTHER AGREES THAT THE SECURITY, IF ANY, FOR THIS NOTE OR ANY PORTION THEREOF MAY FROM TIME TO TIME BE MODIFIED OR RELEASED IN WHOLE OR IN PART WITHOUT AFFECTING THE LIABILITY OF ANY PARTY LIABLE FOR THE PAYMENT OF THIS NOTE.

         IN WITNESS WHEREOF, Maker has caused this Note to be executed and its seal to be affixed on the date first above written.



                                      MAKER:

                                      VSI ENTERPRISES, INC.



                                      By:    /s/ Julia B. North
                                             ------------------
                                      Name:  Julia B. North
                                      Title: President & CEO


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